                                                                  Exhibit 24.1


                            NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


         National Processing, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Tony G. Holcombe, Richard A. Alston and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the Company, for it and in its name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, without par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

         EXECUTED as of June 7, 1996.



NATIONAL PROCESSING, INC.



By: /s/ Tony G. Holcombe
    --------------------------------------
    Tony G. Holcombe
    President and Chief Executive Officer

                                                                   Exhibit 24.1


                             DIRECTOR AND OFFICER OF
                            NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


         The undersigned director and officer of National Processing, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Richard A. Alston and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, without par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

         EXECUTED as of June 7, 1996.







/s/ Tony G. Holcombe
- ------------------------------------------------
Tony G. Holcombe
President, Chief Executive Officer and Director
(Principal Executive Officer)

                                                                  Exhibit 24.1


                                   OFFICER OF
                            NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


         The undersigned officer of National Processing, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Tony G. Holcombe and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, without par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

         EXECUTED as of June 7, 1996.







/s/ Richard A. Alston
- ---------------------------------------
Richard A. Alston
Executive Vice President, Financial and Corporate Development
(Principal Financial Officer)

                                                                  Exhibit 24.1


                                   OFFICER OF
                            NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


     The undersigned officer of National Processing, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Tony G. Holcombe, Richard A. Alston and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for her and in her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, without par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

     EXECUTED as of June 6, 1996.





/s/ Glenn Rhodes
- -------------------------
Glenn Rhodes
Chief Accounting Officer
(Principal Accounting Officer)

                                                                   Exhibit 24.1

                                   DIRECTOR OF
                            NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


     The undersigned director of National Processing, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Tony G. Holcombe, Richard A. Alston and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, without par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

     EXECUTED as of June 6, 1996.



/s/ James R. Bell, III
- --------------------------------------
James R. Bell, III
Director

                                                                  Exhibit 24.1


                                   DIRECTOR OF
                            NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


         The undersigned Chairman of the Board and director of National Processing, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Tony G. Holcombe, Richard A. Alston and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, without par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

         EXECUTED as of June 7, 1996.






/s/ William R. Robertson
- -----------------------------------
William R. Robertson
Chairman of the Board and director

                                                                  Exhibit 24.1


                                   DIRECTOR OF
                            NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


         The undersigned director of National Processing, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Tony G. Holcombe, Richard A. Alston, Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, without par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

         EXECUTED as of June 7, 1996.
                            --






Robert G. Siefers
- ------------------------------
Robert G. Siefers
Director

                                                                   Exhibit 24.1

                                   DIRECTOR OF
                            NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


     The undersigned director of National Processing, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Tony G. Holcombe, Richard A. Alston and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, without par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

     EXECUTED as of June 6, 1996.



/s/ Delroy R. Hayunga
- --------------------------------
Delroy R. Hayunga
Director